Exhibit 99.7a

EXECUTION VERSION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of November 1, 2007, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the “Depositor”), Morgan Stanley Mortgage Capital Holdings LLC, successor by merger to Morgan Stanley Mortgage Capital Inc. (“MSMCH”), Flagstar Capital Markets Corporation, as seller (the “Seller”), and acknowledged by LaSalle Bank National Association, as trustee (the “Trustee”) of Morgan Stanley Mortgage Loan Trust 2007-15AR (the “Trust”).

RECITALS

WHEREAS MSMCH and the Seller have entered into a certain Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2007 (the “Purchase Agreement”), pursuant to which MSMCH has acquired certain Mortgage Loans;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCH certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Purchase Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”); and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.	Assignment and Assumption

(a)           On and as of the date hereof, MSMCH hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Purchase Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCH (the “First Assignment and Assumption”), and the Seller hereby acknowledges the First Assignment and Assumption.

MSMCH specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCH with respect to any Mortgage Loans subject to the Purchase Agreement which are not the Specified Mortgage Loans.

(b)           On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Purchase Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and the Seller hereby acknowledges the Second Assignment and Assumption.

(c)           On and as of the date hereof, MSMCH represents and warrants to the Depositor and the Trustee that MSMCH has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCH’s acquisition of the Specified Mortgage Loans.

2.	Recognition of Trustee

(a)           From and after the date hereof, both MSMCH and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans. It is the intention of the Seller, the Depositor, the Trustee and MSMCH that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCH and their respective successors and assigns.

(b)           Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Purchase Agreement.  Accordingly, the right of MSMCH to consent to any amendment of the Purchase Agreement and its rights concerning waivers as set forth in Section 22 of the Purchase Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Purchase Agreement with respect thereto, solely by the Trustee as assignee of MSMCH.

(c)           It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the Assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof (the “Pooling and Servicing Agreement”) among the Depositor, Wells Fargo Bank, National Association, as securities administrator (the “Securities Administrator”) and master servicer (the “Master Servicer”), and the Trustee, (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the Assignee shall be had solely to the assets of the Trust.

3.	Representations and Warranties

(a)           The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCH other than those contained in the Purchase Agreement or this Assignment.

(b)           Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)           Each of the Depositor, MSMCH and the Seller represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’

rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)           The Seller hereby restates (a) as of the Closing Date (as defined in the Pooling and Servicing Agreement), the representations and warranties set forth in Section 9.01 and 9.02 (other than the representations and warranties set forth in Subsections 9.02 (s), (w), (gg) and (kk)) of the Purchase Agreement and (b) as of the related closing date (as defined in the Purchase Agreement), the representations and warranties set forth in Subsections 9.02 (s), (w), (gg) and (kk), with respect to each of the Specified Mortgage Loans that were sold by it under the Purchase Agreement, to and for the benefit of the Depositor, the Securities Administrator, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein as of such Closing Date.

4.	Continuing Effect

Except as contemplated hereby, the Purchase Agreement shall remain in full force and effect in accordance with its terms.

5.	Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

6.	Notices

(a)           Any notices or other communications permitted or required under the Purchase Agreement to be made to MSMCH, the Depositor, the Trustee and the Seller shall be made in accordance with the terms of the Purchase Agreement and shall be sent as follows:

In the case of MSMCH:

Morgan Stanley Mortgage Capital Holdings LLC
1221 Avenue of the Americas
New York, New York 10020
Attention: Morgan Stanley Mortgage Loan Trust 2007-15AR

With a copy to:

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Attention: General Counsel’s Office

In the case of the Depositor:

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-15AR

In the case of the Trustee:

LaSalle Bank National Association
135 South LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention: Global Securities and Trust Services MSM 2007-15AR

In the case of the Seller:

Flagstar Capital Markets Corporation
5151 Corporate Drive
Troy, Michigan 48098
Attention: Mathew Roslin, Executive Vice President

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Purchase Agreement.

(b)           Information provided pursuant to Section 34.03(d) of the Purchase Agreement shall be substantially in the form of Exhibit A attached hereto.

7.	Ratification

Except as modified and expressly amended by this Assignment, the Purchase Agreement are in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

8.	Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

9.	Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Purchase Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC,
successor by merger to Morgan Stanley Mortgage Capital Inc.

By: /s/ Valeria Kay
Name:  Valeria Kay
Title:    Vice President

MORGAN STANLEY CAPITAL I INC.

By: /s/ Valeria Kay
Name:  Valeria Kay
Title:    Vice President

FLAGSTAR CAPITAL MARKETS
   CORPORATION

By:  /s/ Matthew I. Roslin
Name:  Matthew I. Roslin
Title:    Executive Vice President and Chief Legal Officer

Acknowledged and Agreed:

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2007-15AR

By: /s/ Rita Lopez
Name:  Rita Lopez
Title:    Vice President

EXHIBIT I

Mortgage Loan Schedule

[see Schedule A to Pooling and Servicing Agreement]

EXHIBIT A

Additional Disclosure Notification

Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services – MSM 2007-15AR - SEC REPORT PROCESSING

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-15AR

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section 34.03(d) of the Mortgage Loan Purchase and Warranties Agreement between Morgan Stanley Mortgage Capital Holdings LLC, successor by merger to Morgan Stanley Mortgage Capital Inc. and Flagstar Capital Markets Corporation, dated as of February 1, 2007, the Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ] Disclosure:

Any inquiries related to this notification should be directed to [   ], phone number:  [   ]; email address:  [   ].

[NAME OF PARTY]

as [role]

By: __________________

       Name:
        Title: